Exhibit 99.1

Investor Meetings

March 2013

Forward-Looking Statements TM

Some of the information included in this presentation constitutes “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements in this presentation that express opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to anticipated future performance of SunCoke or the Partnership, in contrast with statements of historical facts, are forward-looking statements. Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include information concerning possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions.

Although management believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all. Moreover, such statements are subject to a number of assumptions, risks and uncertainties. Many of these risks are beyond the control of SunCoke and the Partnership, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Each of SunCoke and the Partnership has included in its filings with the Securities and Exchange Commission (including, in the case of the Partnership, its Form S-1) cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement. For more information concerning these factors, see the Securities and Exchange Commission filings of SunCoke and the Partnership. All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements.

Although forward-looking statements are based on current beliefs and expectations, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof. SunCoke and the Partnership do not have any intention or obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or after the date of this presentation, except as required by applicable law.

This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix.

Investor Meetings—March 2013

2

ABOUT SUNCOKE

3

About SunCoke

Largest independent producer of metallurgical coke in the Americas

- Coke is an essential ingredient in blast furnace production of steel

Cokemaking business generates ~89% of Adjusted EBITDA[(1)]

- 5.9 million tons of capacity in six facilities; 5 in U.S. and 1 in Brazil
- 2012 U.S. coke production totaled 4.3 million tons
- General Partner and 58% owner of SunCoke Energy Partners LP (SXCP)

Coal mining operations represents ~11% of Adjusted EBITDA[(1)]

- High quality mid-vol. metallurgical coal reserves in Virginia and West Virginia
- ~1.5 million tons mined in 2012

SunCoke Business Segments

(excludes corporate costs)


Int'l Coke 4.0%
Coal Mining 11.3%
Jewell Coke 17.1%
Other Domestic Coke 67.5%

12 months ended December 31, 2012

Revenue: $1.9 billion

Adjusted EBITDA: $265.7 million

(includes corporate costs of $29.0 million)

[(1)]For a definition and reconciliation of Adjusted EBITDA, please see appendix.

Investor Meetings - March 2013
4

The Leading Independent Cokemaker

More than doubled capacity since 2006 with four ur new plants lan

Only company to design, build and operate new greenfield developments in U.S. in more than a decade

Supply nearly 20% of U.S. and Canada coke needs(1)

Secure, long-term take-or-pay contracts with leading steelmakers

Customers include ArcelorMittal, U.S. Steel and AK Steel

Cokemaking operations are strategically located in proximity to customers’ facilities

SunCoke

Cokemaking Capacity

(In thousands of tons)

5,940 5,940

5,390 5,390

4,740

4,190

2,490

2006 2007 2008 2009 2010 2011 2012

Jewell Coke Indiana Harbor Haverhill I Vitória

(Virginia)(Indiana)(Ohio)(Brazil)

Haverhill II Granite City Middletown

(Ohio)(Illinois)(Ohio)

(1)

Source: Company estimates

Investor Meetings—March 2013

5

SunCoke Operations

Our cokemaking operations are strategically located in

proximity to our customers’ integrated steelmaking facilities

Indiana Middletown*

Harbor

Granite

City

Haverhill 1* Haverhill 2*

Jewell Coal

Coke Mining

114M tons of

reserves

Our metallurgical coal

Vitoria, mining business is located

Brazil in Central Appalachia

Investor Meetings—March 2013

*65% owned by SXCP

6

STEELMAKING, COKE

& SUNCOKE’S COKEMAKING TECHNOLOGY

7

Blast Furnaces and Coke

BEST IN CLASS in lbs/ST

Iron ore/

Iron

pellets 3100

burden

Scrap 198

Flux Limestone 30

Fuel Coke 600

BEST IN CLASS in lbs/ST

Up to

Nat Gas

80-120

Fuel

Up to

Coal

120-180

furnaces require

800-900 lbs/NTHM

of fuel to produce

a ton of hot metal

Investor Meetings—March 2013

Blast furnaces are the most

efficient and proven method

of reducing iron oxides

Top Gas into liquid iron

Coke is a vital material to

blast furnace steel making

We believe stronger, larger

coke is becoming more

important as blast furnaces

seek to optimize fuel needs

1	short ton

of hot metal (NTHM)

8

Natural Gas in The Blast Furnace

Impact of Low Natural Gas Prices

Natural gas cannot completely replace coke in blast furnace

We estimate natural gas and other injectants can replace up to about 30%

The less coke used the more important the coke’s quality

Alternative technologies take time to implement, require significant capital commitments and are energy intensive Coke oven gases produced by integrated steelmakers’ own coke ovens is less valuable in low cost natural gas environment, potentially impacting steelmakers’ future reinvest/rebuild decisions

Blast Furnace Fuel Pricing

US$/MMBtu

Source: CRU, SXC Analysis

Investor Meetings—March 2013

SunCoke’s Cokemaking Technology

Our industry-leading cokemaking technology meets U.S. EPA Maximum Achievable Control Technology (MACT) Standards

Investor Meetings—March 2013

SunCoke's Heat Recovery vs. By-Product Oven





	SunCoke Heat Recovery	Traditional By-Product
Pressurization	• Negative pressure	• Positive pressure
Air Emissions	• MACT standard for new batteries	• Potential for emission of hazardous compounds
Power Generation	• Cogenerates power	• Power consuming process
Hazardous Inputs	• None	• Yes – sulfuric acid
Volatile Organic Compounds	• Complete combustion	• No combustion
Solid Wastes	• No toxic solid wastes	• Process produces toxic waste streams

Investor Meetings - March 2013

11

SUNCOKE S VALUE PROPOSITION & CONTRACT PROVISIONS

SunCoke's Value Proposition

High Quality & Reliable Coke Supply	• Provide an assured supply of coke to steelmakers • Larger, stronger coke for improved blast furnace performance
Turndown Flexibility	• Demonstrated sustained 15% - 20% turndown capability
Coal Flexibility	• High quality coke with cheaper coal blends – Burn loss vs. by-product
Capital Efficiency & Flexibility	• Capital preservation and lower capacity cost per ton; particularly relative to greenfield investment
Environment /Economic Trade-offs	• Stringent U.S. regulatory environment • Power prices and reliability versus value of coke oven gas and by-product "credits"

Investor Meetings - March 2013

13

Key Contract Provisions

Customers must take all our production up to a maximum or

Take-or-Pay pay contract price for amount not taken

-We are obligated to deliver a minimum quantity of coke annually

Represents profit and return on capital

Fixed Fee

-Fixed fee is fixed for life of contract

Cost of coal is passed-through subject to achieving a

Coal Cost

contracted coal-to-coke yield standard

Operating Operating costs are passed-through based on annually

Costs negotiated budget or a fixed budget adjusted for inflation

Transportation These costs are passed-through

& Taxes

Investor Meetings—March 2013

GROWTH STRATEGY

2013 Priorities

SXCP

Operational Excellence

- **Sustain momentum at coke facilities**
- **Execute Indiana Harbor Plan**
  - Execute refurbishment
  - Resolve NOV
  - Renew coke contract with return on refurbishment capital
- **Implement environmental project at Haverhill and Granite City**
- **Execute coal mining action plan to decrease cash costs**
- **Maintain top quartile safety performance**

Grow The Coke Business

- **Domestic**
  - Obtain permit for next potential U.S. facility
  - Identify and pursue strategic acquisition opportunities in the U.S. and Canada
  - Evaluate adjacent business lines to extend growth opportunities
- **International**
  - Close VISA SunCoke joint venture transaction
  - Identify potential follow-on opportunities in India

Strategically Optimize Assets

- **SXCP**
  - Achieve smooth launch, governance and operation of SXCP
- **Coal**
  - Reposition mining operations for near-term weakness and long-term strategic flexibility
- **Efficient Capital Allocation**
  - Put SXC & SXCP balance sheets to work

Investor Meetings - March 2013

16

U.S. and Canada Opportunity

Replace aging coke batteries operated by integrated steel producers

Aging Cokemaking Facilities

Average Age% of U.S. & Canada

coke production

37

27%

24%

9

SunCoke U.S. & 30-40 40+ years

Canada years

(excl SXC)

51% of coke capacity is at facilities >30 years old

U.S. & Canada Coke Supply

Total 2011 Coke Demand: 19.5 million tons

SunCoke

18%

DTE

5%

Integrated

Other Steel

Merchant Producers

& Foundry 63%

6% Imports

8%

Source: CRU, The Annual Outlook for Metallurgical Coke 2012. Investor Meetings—March 2013

Source: CRU, The Annual Outlook for Metallurgical Coke 2012

Coke Industry Fundamentals

We estimate nearly 4 million tons of capacity will be retired/replaced in coming years & another 4 million tons is potentially acquisition worthy

SXC Market Analysis

Evaluation of all existing batteries in US & Canada

Customer quality

Blast furnace competitiveness

Battery condition

Facilities with Potential Facilities with Potential

for Replacement for Acquisition

19	batteries 6batteries
4.0	million tons 4.1 million tons

Source: CRU, Metallurgical Coke Market Outlook 2012; Company analysis Investor Meetings—March 2013

Coke Price Comparison

SunCoke s coke is competitive on price, quality and reliability, providing us the opportunity to displace imported coke

Representative Delivered Coke Prices—$/ton

Based on Februaryebruary 2013 prices

$384

$325 $317

$25

$384

$300 $317

Other Domestic Coke Ukrainian Chinese

Coke (1) Coke (2)

Chinese 40% Export Tax Premium (Tariff) Chinese Coke Price ??Ukrainian Coke Price

SunCoke Price—Contracted Coal Price Differential SunCoke Coke Price @ Spot Coal Price

1	Includes approx. $65/ton freight and approx. $30/ton handling loss for shipping to Great Lakes region
2	Includes approx. $70/ton freight and approx. $35/ton handling loss for shipping to Great Lakes region

Source: World Price (DTC), Coke Market Report, CRU and company estimates

Investor Meetings—March 2013

U.S. and Canada Coke Imports

4.9	5.1

4.5

3.3

2.0	1.9 1.7 1.8

0 8.

2005 2006 2007 2008 2009 2010 2011 2012 2013E

Imports SunCoke sales volumes

Source: CRU and Resource Net

India Entry: VISA SunCoke

VISA SunCoke provides a meaningful entry to India and serves as a platform for future growth

VISA Steel is a mid-sized,

publicly-traded special steel, ferro

chrome and coke company

Well-run organization with professional

management and quality assets

VISA SunCoke

SXC to hold 49% interest with equal board

representation

Will supply VISA Steel’s coke needs

(approx. 1/3rd of production) and sell

balance into open market

All steam production sold to VISA Steel

VISA SunCoke to be debt-free at closing

Closing expected in Q1 2013, subject to

customary conditions

Chinese Heat Recovery

Coke: 400K tpy

Steam: 20 Mwhe

Built: 2007

Odisha, India

Photo courtesy of VISA Steel

Investor Meetings—March 2013

Our India Strategy

Initial Entry

- Form VISA SunCoke joint venture
- Evaluate & improve existing asset operations
- Establish market presence

Near-Term Growth

- Grow VISA SunCoke via follow-on opportunities
- Reinvest free cash flow
- Utilize debt capacity of VISA SunCoke
- Develop emerging market plant design

Long-Term Vision

- Continue to leverage JV and in-country presence
- Pursue “Build-Own-Operate” model with leading integrated steelmakers

Investor Meetings - March 2013 21

SUNCOKE’S FINANCIAL RESULTS

Earnings Overview

Results driven by strong Coke business performance

Middletown startup has been a success

Entire U.S. cokemaking fleet delivering strong results

Coal remains a challenge

Higher than expected cash costs

Expect continued inued difficult ficult demand/price environment

Implementing aggressive coal action plan

Strong liquidity position

Cash balance of nearly $240 million and virtually undrawn revolver of $150 million

FY 2012 free cash flow(2) of nearly $120 million

(diluted)

$1.40

$0.87

$0.39

$0.12

Q4 2011 Q4 2012 FY 2011 FY 2012

Adjusted EBITDA(1) (in millions)

$265.7

$138.8

$69.7

.

Q4 2011 Q4 2012 FY 2011 FY 2012

(1)	For a definition and reconciliation of Adjusted EBITDA, please see appendix.
(2)	For a definition and reconciliation of free cash flow, please see appendix

Investor Meetings—March 2013

FY 2012 Sources & Uses of Cash

Ended 2012 with solid cash position, virtually undrawn revolver and improving credit metrics

($ in millions)

$18.3($15.9)

$16.9

($80.6)

$80.8($10.3)

Primarily reflects:

$102.5	Inventories: $56.1m

Accounts Payable: ($49.0)m

Accrued Liabilities: $15.2m

$239.2

$127.5

Q4 2011 FY 2012 Depreciation, Deferred Changes in Other Capital Cash used in Q4 2012

Cash Net Income Depletion & Taxes & Taxes Working Expenditures financing Cash

Balance Amortization Payable Capital (excl. activities Balance

Taxes Payable)

Investor Meetings—March 2013

Domestic Coke Business Summary

(Jewell Coke & Other Domestic Coke)

Adjusted EBITDA per ton was solidly within our targeted $55 to $60 per ton range in 2012

Domestic Coke Production

(Tons in thousands)



1,015
1,068
1,095
1,098
1,081
68
172
290
308
177
142
175
286
291
174
153
177
291
299
176
154
178
297
291
177
153
178
290
294
171
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Jewell
Indiana Harbor
Haverhill
Granite City
Middletown

Domestic Coke Adjusted EBITDA[1] Per Ton

($ in millions, except per ton amounts)



$ 31/ton(2)
$ 51/ton(3)
$ 58/ton
$ 62/ton
$ 58/ton (4)
$32
$21
$11
$55
$40
$15
$63
$50
$13
$70
$56
$14
$62
$53
$9
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Jewell Coke Segment
Other Domestic Coke Segment
Adjusted EBITDA/ton

(1) For a definition of Adjusted EBITDA and Adjusted EBITDA/Ton and reconciliations, see appendix.
(2) Includes Indiana Harbor billing adjustment of $7.0 million and inventory adjustment of $7.3 million.
(3) Includes a $2.8 million charge related to coke inventory reduction and a $1.5 million lower cost or market adjustment on pad coal inventory at Indiana Harbor and $4.0 million of non-recurring startup costs at Middletown.
(4) Includes $4.2 million favorable adjustment at Indiana Harbor due to finalization of 2011 billing review.

Investor Meetings - March 2013 25

Coal Mining Financial Summary

Coal Mining Adjusted EBITDA[1] and Avg. Sales Price/Ton[2]



($ in millions, except per ton amounts)
$159
$171
$167
$165
$166
$138(3)
$151
$137
$143
$144(4)
$20
$20
$25
$27
$16
$2
$7
$9
$11
$6
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Coal Adjusted EBITDA
Coal Adj EBITDA / ton
Average Sales Price
Coal Cash Cost / ton

Coal Sales, Production and Purchases

	Q4 '11	Q1 '12	Q2 '12	Q3 '12	Q4 '12
Coal Sales	363	373	365	392	371
Coal Producton	349	375	401	349	351
Purchased Coal	20	19	4	10	9
Reject Rate (%)	65	68	66	67	66

FY 2012 Adjusted EBITDA of $33.4 million, down $2.1 million from FY 2011

- Segment was approximately cash flow neutral in 2012

Cash production cost per ton remains high in difficult price/demand environment

- Jewell underground costs were $149 in Q4 2012, flat to Q3 2012 and down from Q4 2011 on higher volume
- Coal action plan targeting decrease at both Jewell underground (~$5/ton) and overall operations (~$15/ton) in 2013 vs. Q4 2012

Taking aggressive action to position Coal business for 2013

- Rationalizing underground mine plans and idled certain mines
- Implementing improved mining practices
- Investing to enhance prep plant efficiency

(1) For a definition and a reconciliation of Adjusted EBITDA, please see the appendix.
(2) Average Sales Price is weighted avg. price for all sales, including to affiliates and to Jewell Coke.
(3) Excludes Black Lung liability charge of $3.4 million and OPEB expense allocation of $1.8 million.
(4) Excludes Black Lung liability charge of $0.8 million and accrued potential fines and penalties of $1.5 million.

Investor Meetings - March 2013 26

SUNCOKE ENERGY PARTNERS, LP RESULTS

Post-IPO Organizational Structure



SunCoke Energy, Inc.
(NYSE: SXC)
2.0% general partner interest /
incentive distribution rights
+
55.9% partnership interest (1)
35.0%
35.0%
Public Unitholders
Common Units
42.1%
partnership
interest (1)
SunCoke
Energy Partners, L.P.
(NYSE: SXCP)
65.0%
65.0%
Haverhill
Middletown

What Remains at the Parent?

- 3 U.S. coking facilities with ~2.6 million tons of annual capacity
- 35% interest in Haverhill and Middletown with ~0.6 million tons (2) of annual capacity
- Operation of 1 Brazil coking facility with ~1.7 million tons of annual capacity and international holdings
- ~114 million tons of high-quality metallurgical coal reserves
- General partner with 2% GP interest and owner of a 56% interest in the SXCP

What is in SXCP?

- 65% interest in Haverhill and Middletown with ~1.1 million tons (2) of annual capacity
- $88.3 million in 2013E EBITDA(3)
- $61.4 million in 2013E Distributable Cash Flow

(1) Excludes underwriters' over-allotment as option will not be exercised.
(2) Based on SXC and SXCP's ownership interest in Haverhill and Middletown, respectively.
(3) 2013E Adjusted EBITDA equals SXCP's 65% interest in Haverhill and Middletown's Adjusted EBITDA (i.e., 65% of 2013E net income attributable to the controlling and noncontrolling interests plus depreciation expense, interest expense, incremental public partnership expenses, and incremental corporate expenses allocated to the MLP) less incremental corporate expenses allocated to the MLP.

Investor Meetings - March 2013 28

Strategic Roles of SXC and SXCP

Develop new coke projects

Grow international business

Optimize coal

GP & limited partner investor in SXCP

Grow U.S. & Canada cokemaking business

Steel facing MLP with advantaged cost of capital

Investor Meetings—March 2013

ProForma Liquidity & Debt Metrics

(in millions)	SunCoke	SXCP
Cash Position at 12/31/12	$ 239	$ -
Cash Retained From SXCP Offerings [1]	73	79
Total ProForma Cash Position	$ 312	$ 79
Revolver Capacity	150	100
Total Liquidity	$ 462	$ 179
Total Debt[2]	$ 495	$ 150
Total Debt[2]/2013E Adjusted EBITDA[3]	2.8x	1.7x
Net Debt [2]	$ 183	$ 150
Net Debt[2]/2013E Adjusted EBITDA[3]	1.0x	1.7x

(1) SunCoke cash retained includes $33M of capital expenditures reimbursement from SXCP and $40M of accounts receivable retained from Haverhill and Middletown entities prior to contribution to SXCP; SXCP cash retained includes $67M and $12M for pre-funding of environmental remediation and sales discounts obligations and assumes $40M of cash retained is used to fund replenishment of working capital.

(2) SunCoke total debt equal to $720 million balance outstanding at 12/31/12 less $225 million term loan repayment completed in conjunction with SXCP IPO. SXCP total debt equal to $150 million from senior notes offering completed in conjunction with IPO. Net Debt is equal to Total Debt less Total ProForma cash (excluding cash retained for prefunding of obligations at SXCP).

(3) SunCoke 2013E Adjusted EBITDA based on mid-point of 2013E guidance range of $165 to $190 million ($177.5 million for Adjusted EBITDA attributable to SXC). SXCP 2013E Adjusted EBITDA based on $88.3 million forecast.

nm – Not meaningful

For a definition and a reconciliation of Adjusted EBITDA, please see the appendix.

Investor Meetings - March 2013

30

Pro Forma Common Unit Coverage

($ and units in millions, except per unit data)			12 Months Ending December 31, 2013
Adjusted EBITDA attributable to SXCP[(1)]			**$88.3**
Less:			
Cash interest ($150 million senior notes @ 7.375% plus $0.5 million revolver commitment fee)			11.6
Accrual for replacement capital expenditures			3.7
Ongoing capital expenditures (65% share of Haverhill and Middletown attributable to SXCP)			9.1
Public partnership expense			2.5
Estimated Distributable Cash Flow			**$61.4**
Excess distributable cash flow available for distribution			8.5
Total estimated annual distributions			**$52.9**
Minimum annual distribution per unit			**$1.65**
	Units	**Percentage**	**Total**
Annual distributions to			
Public common units	13.5	42.1%	$22.3
Parent's common units	2.2	6.9%	3.6
Subordinated units	15.7	49.0%	25.9
General partner units	0.6	2.0%	1.1
Total	**32.1**	**100.0%**	**$52.9**
		Total unit coverage ratio[(2)]	**1.16x**
		Common unit coverage ratio[(3)]	**2.32x**

(1) Adjusted EBITDA equals SXCP's 65% interest in Haverhill and Middletown's Adjusted EBITDA (i.e., 65% net income attributable to the controlling and noncontrolling interests plus depreciation expense, interest expense, incremental public partnership expenses, and incremental corporate expenses allocated to the MLP) less the $2.4 million of incremental corporate expenses allocated to the MLP.

(2) Total unit coverage ratio calculated as cash available for distribution of $61.4 million divided by total distributions at the minimum distribution rate of $52.9 million.

(3) Common unit coverage ratio calculated as cash available for distribution of $61.4 million divided by the sum of the total distributions at the minimum distribution rate to public common units of $22.3 million, Parent's common units of $3.6 million, and 50% of general partner units, or $0.5 million.

Investor Meetings - March 2013
31

2013 GUIDANCE

SXC: 2013 Adjusted EBITDA(1) Outlook

Estimated 2013 results to be impacted by weak coal business, partly offset by continued solid coke operations and VISA SunCoke JV

($ in millions)

$0-$10 $0—$10

($35-$50)($5-$10)

$266

$205-$230

FY 2012 Domestic International Coke Coal Mining Corporate 2013E Adjusted

Adjusted Coke Business Costs EBITDA (1)

EBITDA (1)(Jewell & Other

Domestic Coke)

(1)	For a definition and reconciliation of Adjusted EBITDA, please see the appendix. Investor Meetings—March 2013

SXC: 2013 Diluted Earnings Per Share Outlook

(1),

EPS outlook reflects lower 2013E Adjusted EBITDA accelerated depreciation due to refurbishments and public ownership of SXCP

($0.45-

$0.80)

~($0.07)

~($0.14)	$0.09- ~($0.08)
$1.40	$0.20

~($0.30)

~$0.10

$0.60-

$0.85

$0.30-

$0.55

FY 2012 EPS 2013E EBITDA 2013E 2013E Indiana 2013E 2013E EPS 2013E 2013E EPS 2013E Income 2013E EPS

(Diluted) Depreciation, Harbor Income Taxes(Consolidated) Incremental Impact of Tax Impact of Attributable

Depletion & Accelerated Interest SXCP Public SXCP to SXC

Amortization Depreciation Expense Unitholders Public(Diluted)

(before tax) Unitholders

(1)	For a definition and reconciliation of Adjusted EBITDA, please see the appendix. Investor Meetings—March 2013

SXC: 2013 Guidance Summary

Original 2013 Revisedvised Guidance:uidance:

Metric

Guidance 2013 Post SXCP IPO

Adjusted EBITDA (1)

Consolidated $205 $230 million $205 $230 million

Attributable to SXC Shareholders N/A $165 $190 million

EPS Attributable to SXC Shareholders $0.60—$0.85 $0.30 $0.55

(diluted)

Cash Flow from Operations ~$140 million ~$140 million (3)

Capital Expenditures and

Investments(2) ~ $200 million ~ $200 million

Effective Tax Rate 17%—22% 7% 14%

Cash Tax Rate 17%—22% 12% 20%

Domestic Coke Production 4.3+ million tons 4.3+ million tons

Coal Production ~ 1.4 million tons ~ 1.4 million tons

(1)	For a reconciliation of 2013E Adjusted EBITDA, please see reconciliation on slide 31. (2) See appendix for details

(3) Includes ~$39 million of sales discounts payable to customers of which ~$12million is pre-funded at SXCP with IPO proceeds

Investor Meetings—March 2013

Investor Relations: 630-824-1907 www.suncoke.com

APPENDIX

Definitions

Adjusted EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization (“EBITDA”) adjusted for sales discounts and the interest, taxes, depreciation, depletion and amortization attributable to equity earnings in our unconsolidated affiliates. EBITDA reflects sales discounts included as a reduction in sales and other operating revenue. The sales discounts represent the sharing with customers of a portion of nonconventional fuel tax credits, which reduce our income tax expense. However, we believe our Adjusted EBITDA would be inappropriately penalized if these discounts were treated as a reduction of EBITDA since they represent sharing of a tax benefit that is not included in EBITDA. Accordingly, in computing Adjusted EBITDA, we have added back these sales discounts. Our Adjusted EBITDA also includes EBITDA attributable to our unconsolidated affiliates. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Adjusted EBITDA does not represent and should not be considered as an alternative to net income as determined by GAAP, and calculations thereof may not be comparable to those reported by other companies. We believe Adjusted EBITDA is an important measure of operating performance and provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance. Adjusted EBITDA is a measure of operating performance that is not defined by GAAP and should not be considered a substitute for net (loss) income as determined in accordance with GAAP.

Adjusted EBITDA attributable to SXC/SXCP equals Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests.

Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold. When applicable to Adjusted EBITDA attributable to SXC or SXCP, tons sold are prorated according to the respective ownership interest of SXC or SXCP as applicable.

Free Cash Flow equals cash from operations less cash used in investing activities less cash distributions to non-controlling interests. Management believes Free Cash Flow information enhances an investor’s understanding of a business’ ability to generate cash. Free Cash Flow does not represent and should not be considered an alternative to net income or cash flows from operating activities as determined under GAAP and may not be comparable to other similarly titled measures of other businesses.

Investor Meetings—March 2013

Definitions

Distributable Cash Flow equals Adjusted EBITDA less net cash paid for interest expense, on-going capital expenditures, accruals for replacement capital expenditures, and cash distributions to noncontrolling interests. Distributable Cash Flow is a non-GAAP supplemental financial measure that management and external users of the Partnership’s financial statements, such as industry analysts, investors, lenders, and rating agencies, use to assess:

the Partnership s operating performance as compared to other publicly traded partnerships, without regard to historical cost basis; the ability of the Partnership’s assets to generate sufficient cash flow to make distributions to the Partnership’s unitholders; the Partnership’s ability to incur and service debt and fund capital expenditures; and the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.

The Partnership believes that Distributable Cash Flow provides useful information to investors in assessing the Partnership’s financial condition and results of operations. Distributable Cash Flow should not be considered an alternative to net income, operating income, cash flows from operating activities, or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP). Distributable Cash Flow has important limitations as an analytical tool because it excludes some, but not all, items that affect net income and net cash provided by operating activities and used in investing activities. Additionally, because Distributable Cash Flow may be defined differently by other companies in the industry, the Partnership’s definition of Distributable Cash Flow may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

Investor Meetings—March 2013

Reconciliations

Reconciliations from Net Income to Adjusted EBITDA

$ in millions FY 2012 Q4 2012 Q3 2012 Q2 2012 Q1 2012 FY 2011 Q4 2011 Q3 2011 Q2 2011 Q1 2011

Net Income 102.5 29.0 32.9 24.0 16.6 58.9 7.5 21.6 24.1 5.7

Subtract: Depreciation, depletion

and amortization(80.8)(23.3)(18.9)(20.2)(18.4)(58.4)(16.0)(14.7)(14.7)(13.0)

Subtract: Financing expense, net(47.8)(11.8)(12.2)(11.8)(12.0)(1.4)(7.1)(3.3) 4.5 4.5

Subtract: Income Tax(23.4)(3.5)(7.6)(7.0)(5.3)(7.2) 2.9(5.1)(1.9)(3.1)

EBITDA 254.5 67.6 71.6 63.0 52.3 125.9 27.7 44.7 36.2 17.3

Add: Sales Discount 11.2 2.1 2.1 3.8 3.2 12.9 3.2 3.5 3.1 3.1

Add: Adjustment to

unconsolidated affiliate earnings — — — — —

Adjusted EBITDA 265.7 69.7 73.7 66.8 55.5 138.8 30.9 48.2 39.3 20.4

Adjusted EBITDA attributable to

non controlling interests(3.0)(1.5)(1.1)(0.9) 0.5 4.0 0.8(2.7)(0.9) 6.8

Adjusted EBITDA attributable to

SXC 262.7 68.2 72.6 65.9 56.0 142.8 31.7 45.5 38.4 27.2

Investor Meetings—March 2013

Reconciliations

Reconciliation of Segment Adjusted EBITDA and Adjusted EBITDA per Ton

Other

Jewell Domestic International Jewell Domestic

$ in millions, except per ton data Coke Coke Coke Coal Corporate Combined Coke

FY 2012

Adjusted EBITDA 50.5 198.9 11.9 33.4(29.0) 265.7 249.4

Sales Volume (thousands of tons) 710 3,635 1,209 1,500 4,345

Adjusted EBITDA per Ton 71.1 54.7 9.8 22.3 57.4

Q4 2012

Adjusted EBITDA 9.4 53.0 10.2 6.0(8.9) 69.7 62.4

Sales Volume (thousands of tons) 170 907 239 370 1,077

Adjusted EBITDA per Ton 55.3 58.4 42.7 16.2 57.9

Q3 2012

Adjusted EBITDA 13.6 56.2 0.9 10.7(7.7) 73.7 69.8

Sales Volume (thousands of tons) 183 933 310 392 1,116

Adjusted EBITDA per Ton 74.3 60.2 2.9 27.3 62.5

Q2 2012

Adjusted EBITDA 12.5 49.9 0.7 9.3(5.6) 66.8 62.4

Sales Volume (thousands of tons) 170 904 302 365 1,074

Adjusted EBITDA per Ton 73.5 55.2 2.3 25.5 58.1

Q1 2012

Adjusted EBITDA 15.0 39.8 0.1 7.4(6.8) 55.5 54.8

Sales Volume (thousands of tons) 186 892 358 373 1,078

Adjusted EBITDA per Ton 80.6 44.6 0.3 19.8 50.8

Investor Meetings—March 2013

Reconciliations

Reconciliation of Segment Adjusted EBITDA and Adjusted EBITDA per Ton

Other

Jewell Domestic International Jewell Domestic

$ in millions, except per ton data Coke Coke Coke Coal Corporate Combined Coke

FY 2011

Adjusted EBITDA 46.1 87.7 13.7 35.5(44.2) 138.8 133.8

Sales Volume (thousands of tons) 702 3,068 1,442 1,454 3,770

Adjusted EBITDA per Ton 65.7 28.6 9.5 24.4 35.5

Q4 2011

Adjusted EBITDA 10.6 20.8 10.2 2.5(13.2) 30.9 31.4

Sales Volume (thousands of tons) 166 837 295 363 1,003

Adjusted EBITDA per Ton 63.9 24.9 34.6 6.9 31.3

Q3 2011

Adjusted EBITDA 13.9 37.7 1.7 9.2(14.3) 48.2 51.6

Sales Volume (thousands of tons) 191 777 373 371 968

Adjusted EBITDA per Ton 72.8 48.5 4.6 24.8 53.3

Q2 2011

Adjusted EBITDA 10.6 26.9 0.8 11.5(10.5) 39.3 37.5

Sales Volume (thousands of tons) 170 757 412 334 927

Adjusted EBITDA per Ton 62.4 35.5 1.9 34.4 40.5

Q1 2011

Adjusted EBITDA 11.0 2.3 1.0 12.3(6.2) 20.4 13.3

Sales Volume (thousands of tons) 175 697 362 386 872

Adjusted EBITDA per Ton 62.9 3.3 2.8 31.9 15.3

Investor Meetings—March 2013

2012 Guidance and Results

Initial 2012

Metric Guidance 2012 Actual

(as of February 2, 2012)

Adjusted EBITDA (1) $250 $280 million $265.7 million

EPS (assuming a 22% tax rate) $1.30 $1.65 $1.40

Capital Expenditures ~ $150 million $84.1 million

& Investments

Free Cash Flow(2) $50+ million $120 million

Cash Tax Rate 10% 15% 5.0%

Effective Tax Rate 20% 24% 18.6%

Corporate Costs $30—$35 million $29 million

Coke Production 4.0—4.2 million tons 4.34 million tons

Coal Production ~ 1.8 million tons 1.48 million tons

Investor Meetings—March 2013

Free Cash Flow Reconciliation

(in millions) FY 2012

Cash from operations $206.1

Less cash sh used for investing activities ctivities (84.1) Less payments to non controlling interest (2.3)

Free Cash Flow $119.7

Investor Meetings—March 2013

Expected 2013E EBITDA Reconciliation

2013E 2013E

(in millions) Low High

Net Income $43 $60

Depreciation, Depletion and Amortization 97 95

Total financing costs, net 55 55

Income tax expense 3 10

EBITDA $198 $220

Sales discounts 7 7

Adjustment to unconsolidated affiliate earnings(1) – 3

Adjusted EBITDA $205 $230

EBITDA attributable to noncontrolling interests(2)(40)(40)

Adjusted EBITDA attributable to SXC $165 $190

Investor Meetings—March 2013

2013E Capital Expenditures and Investments

($ in millions) SXC SXCP Consolidated SXC includesnc approximately

$25m coke and $24m coal

On-Going Approx. $49 $9 $58 SXCP includese 65% of $14m

Environmental expected at Haverhill and

Approx.—$15 $15

Remediation Middletown

Expansion Approx. 60—60

Total CapEx Approx. $109 $24 $133 Expansion includes approx.

Investments Approx. $67—$67 $60m for Indiana Harbor

Total CapEx & Refurbishment

Approx. $176 $24 $200

Investments

To fund investment in SXCP expenditures prefunded

India JV (Visa SunCoke) from IPO proceeds

Investor Meetings—March 2013

SXCP – Adjusted EBITDA and Distributable Cash Flow Reconciliations, ProForma for SXCP IPO

SXCP™

($ in Millions)		For the three months ended December 31, 2012
Net Income	$	15.3
Add: Income Taxes		7.0
Add: Interest Expense (1)		2.5
Add: Depreciation, depletion and amortization		8.8
Add: Sales discounts		-
Add: ProForma adjustment for allocated corporate and public partnership expenses (2)		0.6
Adjusted EBITDA	**$**	**34.2**
Subtract: ProForma cash interest (3)		(2.9)
Subtract: On-going capital expenditures		(5.4)
Subtract: ProForma accrual for replacement capital expenditures (4)		(0.9)
Subtract: ProForma cash distribution to Sponsor (5)		(10.1)
ProForma Distributable Cash Flow	**$**	**14.9**
Minimum Quarterly Cash Distribution		**13.2**
ProForma Distribution Coverage Ratio		**1.13x**
Adjusted EBITDA	**$**	**34.2**
Subtract: ProForma Adjusted EBITDA attributable to Sponsor (6)		(12.4)
ProForma Adjusted EBITDA attributable to SXCP	**$**	**21.8**

(1) Reflects Predecessor entity accounting and includes $225 million of Term B debt assumed from parent at ~4.0 percent interest
(2) Reflects $1.8 million reduction in SG&A due to discontinuation of Predecessor carve-out accounting allocations, less $0.6 million quarterly proration of expected allocated corporate expenses from parent (~$2.4 million annually), less $0.6 million quarterly proration of expected public partnership expenses (~$2.5 million annually)
(3) ProForma cash interest for $150 million senior notes at 7.375% and revolver commitment fee in conjunction with SXCP IPO.
(4) Reflects accrual to fund SXCP share of estimated cost to replace or rebuild its facilities at the end of their working lives.
(5) Represents distributions from Haverhill and Middletown to SXC for its 35% direct interest in those entities. The distribution is determined prior to certain costs incurred by SXCP and not by Haverhill and Middletown, including cash interest expense, accrual for replacement capital and SG&A incurred by or allocated directly to the Partnership.
(6) Represents Adjusted EBITDA attributable to SXC's 35% interest in Haverhill and Middletown and is calculated before the quarterly portion of incremental allocated corporate expenses ($2.4 million per year) and incremental public partnership expenses ($2.5 million per year) SXCP expects to incur in 2013.

Investor Meetings - March 2013

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